Exhibit 4.1

COMMON STOCK                                 COMMON STOCK
Par Value $.001


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Certificate                                  Shares
Number

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                              SCARAB SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

THIS CERTIFIES THAT __________________________________
                                                               CUSIP 806074 20 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


IS THE OWNER OF     ___________________________________


              FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                              SCARAB SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by attorney, upon surrender of this Certificate properly endorsed.

Witness the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


____________________                              DATED ________________
     CEO

                                        COUNTERSIGNED AND REGISTERED:
                                        COMPUTERSHARE TRUST CO., INC.
                                        (DENVER)
                                        TRANSFER AGENT AND REGISTRAR

                              SCARAB SYSTEMS, INC.
                                      SEAL
                                    COLORADO



                                        BY: ___________________________
                                                 AUTHORIZED SIGNATURE



                        SECURITY INSTRUCTIONS ON REVERSE